Exhibit 10.8

[Translation from Hebrew]

Voting Agreement

Made and entered into in Ramat-Gan on the 23rd of November, 2004

By and among:

Gal Erez	I.D. 5929770
Meni Mor	I.D. 057664690
Eyal Sheratzky	I.D. 023909641
Zeev Bronfeld	I.D. 50843101

WHEREAS, the parties are about to enter into an agreement to purchase 39,215,792 ordinary shares, par value NIS1 each of Arit System Ltd. (the “Shares” and the “Company”); and

WHEREAS, the parties desire to regulate the relationship among themselves, as shareholders in the Company, such that the parties will own a controlling interest in the Company.

NOW, THEREFORE, IT HAS BEEN PROVIDED AND AGREED AMONG THE PARTIES AS FOLLOWS:

1.	Preamble and Interpretation

1.1	The preamble to this agreement, its parties’ representations and its attached annexes form an integral part hereof.

1.2	This agreement’s division into sections and annexes and the headings appearing herein were made for convenience purposes and may not be used for its interpretation.

1.3	In this agreement – singular includes plural and vice versa, all as the case may be.

2.	Voting

2.1	The parties agree that prior to any general meeting of the Company’s shareholders, a meeting among the parties shall be held, in which it will be agreed how the parties shall vote as shareholders in the general meeting (the “Resolution”).

It is hereby clarified that the management of the Company by the parties shall be carried out as a controlling group and the parties will manage the Company as a controlling group.

2.2.	The Resolution shall be approved by a majority vote where each party will have one vote with respect to the matter being voted on.

3.	Sale of Shares

3.1	If one of the parties desires to sell his shares of the Company to any third party, the party wishing to sell his shares of the Company undertakes to address the other parties and offer them to tag along to the sale of the shares, in accordance with each party’s pro rata share.

3.2	If one of the parties requests to tag along to the sale, each of the parties wishing to sell shares shall sell to the third party in accordance with its percentage of holdings in the Company on the date of consummating the sale.

3.3	Subject to the provisions of the law, the parties agree that each of the parties undertakes to notify the other parties should it desire to sell shares on the exchange.

3.4	It is clarified that the parties’ agreements with respect to the sale of shares will only apply in connection with the Shares purchased by the parties under the purchase agreement of November 23, 2004.

4.	Miscellaneous

4.1	The parties represent that, other than the terms of this agreement and its provisions, they do not and will not have any right and/or suit and/or claim, of any kind and nature, towards each other.

4.2	This agreement reflects the entire agreement among the parties, including persons on their behalf and cancels any prior agreement, representation or understanding, made, if made, prior to its signing, except for the advancement agreement and trust deed.

4.3	Either party’s consent to deviate from any term of this agreement, in a particular case or series of cases, shall not constitute precedent and shall not be analogous to any future matter.

4.4	Any failure nor any delay by any party in exercising any right under this Agreement or by law, in one or a series of instances will not be deemed as a waiver of such right or any other rights.

4.5	Any notice in connection with this agreement shall be sent by registered mail or facsimile or shall be personally delivered to the parties’ address as appearing in the preamble of this agreement (or any other address as shall be advised in writing) and shall be deemed received upon the earlier of the following: on the date of personal delivery (or offer to the addressee in the event of refusal to receive), upon transmittal by facsimile, or after three (3) business days from the date of postage thereof by registered mail.

4.6	Any dispute relating to this agreement, its fulfillment, breach or interpretation shall be vested exclusively with the competent courts of Tel-Aviv.

4.7	The parties declare that they have read this agreement thoroughly and signed it of their own free will and in understanding its content.

In witness whereof, the parties signed this agreement on the date and place

Ze’ev Bronfeld	Meni Mor

Eyal Sheratzky	Gal Erez

Agreement

Made and entered into in Ramat-Gan on the 21st of January, 2007

By and among:

Gal Erez	I.D. 5929770
Meni Mor	I.D. 057664690
Eyal Sheratzky	I.D. 023909641
Zeev Bronfeld	I.D. 50843101

WHEREAS, on November 23, 2004, the parties entered into a voting agreement related to their shares in D. Medical Industries Ltd. (the “Company” and the “Voting Agreement”); and

WHEREAS, Mr. Gal Erez sold his entire shareholding in the Company; and

WHEREAS, the parties desire to cancel the Voting Agreement, so it will not apply on Mr. Gal Erez, and will continue to apply, word for word, on Mr. Meni Mor, Mr. Eyal Sheratzky and Mr. Zeev Bronfeld;

NOW, THEREFORE, IT HAS BEEN PROVIDED AND AGREED AMONG THE PARTIES AS FOLLOWS:

1.	Preamble and Interpretation

1.1	The preamble to this agreement, its parties’ representations and its attached annexes form an integral part hereof.

1.2	Th division into sections and annexes of this agreement and the headings appearing herein were made for convenience purposes and may not be used for its interpretation.

1.3	In this agreement – singular includes plural and vice versa, all as the case may be.

2.	Cancelation of the Voting Agreement

2.1	The parties agree that the Voting Agreement with Mr. Gal Erez will be canceled, and that Mr. Erez will no longer be considered as a party to the Voting Agreement.

2.2.	The parties agree that the Voting Agreement will continue to apply to Messrs. Meni Mor, Eyal Sheratzky and Zeev Bronfeld word for word, and other than its cancelation towards Mr. Gal Erez, there will be no change made in the Voting Agreement’s terms.

3.	Miscellaneous

4.1	The parties represent that, other than the terms of this agreement and its provisions, they do not and will not have any right and/or suit and/or claim, of any kind and nature, towards each other.

4.2	This agreement reflects the entire agreement among the parties, including persons on their behalf and cancels any prior agreement, representation or understanding, made, if made, prior to its signing.

4.3	Either party’s consent to deviate from any term of this agreement, in a particular case or series of cases, shall not constitute precedent and shall not be analogous to any future matter.

4.4	Any failure nor any delay by any party in exercising any right under this Agreement or by law, in one or a series of instances will not be deemed as a waiver of such right or any other rights.

4.5	Any notice in connection with this agreement shall be sent by registered mail or facsimile or shall be personally delivered to the parties’ address as appearing in the preamble of this agreement (or any other address as shall be advised in writing) and shall be deemed received upon the earlier of the following: on the date of personal delivery (or offer to the addressee in the event of refusal to receive), upon transmittal by facsimile, or after three (3) business days from the date of postage thereof by registered mail.

4.6	Any dispute relating to this agreement, its fulfillment, breach or interpretation shall be vested exclusively with the competent courts of Tel-Aviv.

4.7	The parties declare that they have read this agreement thoroughly and signed it of their own free will and in understanding its content.

In witness whereof, the parties signed this agreement on the date and place

Ze’ev Bronfeld [signature]	Meni Mor [signature]

Eyal Sheratzky [signature]	Gal Erez [signature]